IN THE UNITED STATES DISTRICT COURT

FOR THE NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

SECURITIES AND EXCHANGE COMMISSION,	§
§
Plaintiff,	§
§
vs.	§
§
§
DGSE COMPANIES INC. and	§
I. JOHN BENSON	§	CIVIL ACTION
	§	No. 3:14-cv-01909-B
§
Defendants,	§

FINAL JUDGMENT AS TO DEFENDANT DGSE COMPANIES INC.

The Securities and Exchange Commission (“Commission”) having filed a Complaint and Defendant DGSE Companies Inc. (“Defendant”) having entered a general appearance; consented to the Court’s jurisdiction over Defendant and the subject matter of this action; and without admitting or denying the allegations of the Complaint; consented to entry of this Final Judgment; waived findings of fact and conclusions of law; and waived any right to appeal from this Final Judgment:

I.

IT IS HEREBY FURTHER ORDERED, ADJUDGED AND DECREED that Defendant and Defendant’s agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 17(a)(2) of the Securities Act of 1933 [15 U.S.C. § 77q(a)(2)], which prohibit any person from obtaining money or property by means of untrue statements or omissions, and from engaging in transactions, practices or courses of business which operate or would operate as a fraud or deceit.

II.

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant’s agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 13(a) of the Securities Exchange Act of 1934 (“Exchange Act”) [15 U.S.C. § 78m(a)] and Rules 12b-20, 13a-1, 13a-13 promulgated thereunder [17 C.F.R. §§ 240.12b-20, 240.13a-1, and 240.13a-13] by filing or causing to be filed with the Commission any report required to be filed with the Commission pursuant to Section 13(a) of the Exchange Act and the rules and regulations promulgated thereunder that contains false statements of material fact or omits to state material facts necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading.

III.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant’s agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 13(b)(2)(A) of the Exchange Act [15 U.S.C. § 78m(b)(2)(A)], by failing to make and keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of Defendant.

2

IV.

IT IS HEREBY FURTHER ORDERED, ADJUDGED AND DECREED that Defendant and Defendant’s agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 13(b)(2)(B) of the Exchange Act [15 U.S.C. § 78m(b)(2)(B)], by failing to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

V.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that the Consent is incorporated herein with the same force and effect as if fully set forth herein, and that Defendant shall comply with all of the undertakings and agreements set forth therein.

3

VI.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this matter for the purposes of enforcing the terms of this Final Judgment.

Dated: 6/2/2014	/s/ JUDGE JANE BOYLE
UNITED STATES DISTRICT JUDGE
Approved as to form:

/s/ PRAVIN B. RAO
Pravin B. Rao
Perkins Coie LLP
131 South Dearborn Street, Suite 1700
Chicago, IL 60603
Telephone: 312-324-8592

Attorney for Defendant
DGSE Companies Inc.

Submitted by:

/s/ CHRIS DAVIS
Chris Davis
davisca@sec. gov
801 Cherry Street, Suite 1900
Fort Worth, TX 76102
Telephone: 817-900-2638
Facsimile: 817-978-3049

Attorney for Plaintiff
SECURITIES AND EXCHANGE COMMISSION

4